UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 23, 2012
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

Item 8.01. Other Events
On July 23, 2012, Rayonier Inc. issued a press release announcing that its Board of Directors voted to increase the Company's regular quarterly cash dividend by $.04 per common share, from $.40 per share to $.44, effective for the third quarter distribution. The third quarter distribution is payable September 28, 2012, to shareholders of record on September 14, 2012.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

99.1 Press release entitled "Rayonier Announces Ten Percent Dividend Increase" issued July 23, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and
Chief Financial Officer
July 23, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

99.1	Press release entitled “Rayonier Announces Ten Percent Dividend Increase” issued July 23, 2012.	Furnished herewith

3